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                                                                   Exhibit 10.13
                                                                   -------------

                                UNANIMOUS CONSENT
                                     OF THE
                             COMPENSATION COMMITTEE
                                     OF THE
                              BOARD OF DIRECTORS OF
                       PEGASUS COMMUNICATIONS CORPORATION

         Pursuant to Section 141(f) of the Delaware Corporation Law Annotated, the undersigned, being all of the members of the Compensation Committee of the Board of Directors of Pegasus Communications Corporation (the "Company"), without the formality of convening a meeting, hereby waive any written notice required by law and consent and agree that the following resolutions be, and they hereby are, adopted by the Compensation Committee of the Board of Directors of the Company.

         WHEREAS, the Company amended and restated the Pegasus Communications 1996 Stock Option Plan (the "Option Plan") effective as of February 13, 2002;

         WHEREAS, Section 13 of the Option Plan provides that, subject to certain inapplicable limitations, the Company may amend the Option Plan at any time; and

         WHEREAS, the Company desires to amend the grant and vesting provisions of the Plan that apply to formula awards to be granted to full-time and part-time employees of the Company who are not executive officers;

         NOW, THEREFORE, BE IT:

         RESOLVED, that Amendment No. 1 to the Option Plan, in substantially the form attached hereto and incorporated by reference herein, be, and it hereby is, approved and adopted; and be it

         FURTHER RESOLVED, that the Company's Management Committee be, and it hereby is, authorized to take all actions required and/or desirable in order to effect the matter resolved above.

         All signatures need not appear on the same copy of this Unanimous Consent.

DATE                                     COMPENSATION COMMITTEE MEMBER
----                                     -----------------------------

August 26, 2002                          /s/ James J. McEntee, III
----------------------------             ---------------------------------------
                                         James J. McEntee, III


August 22, 2002                          /s/ Harry F. Hopper III
----------------------------             ---------------------------------------
                                         Harry F. Hopper III


August 26, 2002                          /s/ Robert F. Benbow
----------------------------             ---------------------------------------
                                         Robert F. Benbow


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                                 AMENDMENT NO. 1
                                     TO THE
                  PEGASUS COMMUNICATIONS 1996 STOCK OPTION PLAN

           (As Amended and Restated Effective As of February 13, 2002)


         WHEREAS, Pegasus Communications Corporation (the "Company") amended and restated the Pegasus Communications 1996 Stock Option Plan (the "Plan") effective as of February 13, 2002;

         WHEREAS, Section 13 of the Plan provides that, subject to certain inapplicable limitations, the Company may amend the Plan at any time; and

         WHEREAS, the Company desires to amend the grant and vesting provisions of the Plan that apply to formula awards to be granted to full-time and part-time employees of the Company who are not executive officers;

         NOW, THEREFORE, effective as of September 1, 2002, subsections (a) and
(c)(1), and the first paragraph of subsection (c)(4) of Section 8 of the Plan are hereby amended to read as follows:

             (a) Grant. Each Employee who is not an executive officer of the Company or a Related Company shall be granted an Option to purchase Common Stock as provided in this Section 8. In the case of such an Employee who is first hired on or after September 1, 2002, such Option shall be granted on the first anniversary of the date the Employee first becomes an Employee as a result of hire, provided the Employee is then in the employ of the Company or a Related Company. In addition, such an Employee who is a part-time Employee on the first anniversary of his date of hire shall be granted an additional formula Option under this Section 8 as of the date he becomes a full-time Employee. Except in the case of an Employee who changes status from part-time to full-time, no Employee shall receive more than one Option grant under this Section 8. The total number of shares covered by Options granted to any Employee under this Section 8 shall not exceed 100.

             This Section 8 shall not apply to Employees first hired prior to September 1, 2002 on a full-time or part-time basis. Formula awards granted to (or to be granted to) Employees hired prior to September 1, 2002, shall be governed by the terms of the Plan in effect prior to September 1, 2002.

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                                     *   *   *


             (c) Terms and Conditions of Formula Options. Options granted under this Section 8 shall include expressly or by reference the following terms and conditions --

                      (1) Number of Shares. The Option shall state the number of shares of Common Stock to which the Option pertains, which, for Employees first hired on or after September 1, 2002, shall be:

                           (A) 100 shares with respect to an Option granted to
                such an Employee who is a full-time Employee on the first anniversary of his date of hire;

                           (B) 50 shares with respect to an Option granted to
                such an Employee who is a part-time Employee on the first anniversary of his date of hire; and

                           (C) 50 shares with respect to an Option granted to
                such an Employee as a result of a change in status from part-time status to full-time status which occurs after the first anniversary of the Employee's date of hire.


                                      *   *   *


                      (4) Exercise. Each Option granted under this Section 8 to an Employee first hired on or after September 1, 2002, shall be fully exercisable on the date the Option is granted. * * *



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